Other Long-Term Assets - Schedule of Other Long-Term Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Disclosure Of Other Non current Assets [Abstract]
Intangible assets	$ 1,503	$ 1,886
Debt issue costs - Revolving Facility	5,101	5,496
Refundable deposit - 777 PMPA	9,413	8,717
Subscription Rights	3,114	4,510
Other	2,485	5,861
Total other long-term assets	$ 21,616	$ 26,470